UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2003

EFJ, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	0-21681	47-0801192
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4800 NW FIRST STREET, LINCOLN, NEBRASKA 68521
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (402) 474-4800

Item 5.                            Other Events.

On May 29, 2003, EFJ, Inc. (the “Company”) Chairman, CEO and President gave a speech to the Company’s shareholders at its annual shareholder meeting.

Item 7.                            Financial Statements and Exhibits.

Exhibits

99.1   Shareholder Speech dated May 29, 2003.

Item 9.                            Regulation FD Disclosure

The shareholder speech included herein as Exhibit 99.1 is not filed but are furnished pursuant to Regulation FD.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EFJ, INC.
(Registrant)

Date: May 29, 2003	By:	/s/ MASSOUD SAFAVI
Massoud Safavi
Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

Exhibit Index

99.1	Shareholder Speech dated May 29, 2003.